UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2021

Superior Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 2900 Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e) Effective April 21, 2021, William B. Masters, a named executive officer of Superior Energy Services, Inc. (the “Company”), resigned from his position as the Company’s Executive Vice President and General Counsel and transitioned to the role of a senior advisor to the Company.

The Company and Mr. Masters have entered into a Transition Agreement, dated April 21, 2021 (the “Transition Agreement”), which replaces the June 15, 2013 employment agreement between Mr. Masters and the Company in its entirety except for certain surviving provisions set forth in the Transition Agreement, including the restrictive covenant agreements contained in his employment agreement (other than the one-year non-compete covenant that otherwise would apply if Mr. Masters voluntarily resigns his employment with the Company with or without good cause). Pursuant to the Transition Agreement, subject to Mr. Masters’ execution of a waiver and release agreement which Mr. Masters executed effective April 21, 2021, which contains, among other things, a release of claims and covenant not to sue, Mr. Masters will serve as a senior advisor to the Company through December 31, 2021 (the “Termination Date”). Between April 22, 2021 and the Termination Date, Mr. Masters will be paid the remainder of his base salary bi-weekly. Mr. Masters and his family, will remain eligible for continued participation in all medical and other welfare benefit plans generally available to the Company’s executive officers, but not certain other incentive benefits and other perquisites. Following the Termination Date, pursuant to governing law and independent of the Transition Agreement, Mr. Masters may elect COBRA benefit continuation coverage. Subject to Mr. Masters’ execution and non-revocation of a post-termination release, if elected by Mr. Masters, the Company will provide a direct payment of 100% of Mr. Masters’ COBRA premium through March 31, 2022, unless Mr. Masters’ becomes eligible for other group health plan coverage or Medicare.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superior Energy Services, Inc.

Date: April 26, 2021	By:	/s/ Blaine D. Edwards
Blaine D. Edwards
Vice President and General Counsel